UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2007

Pegasystems Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11859

Massachusetts	04-2787865
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Main Street, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

617-374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On March 5, 2007, Pegasystems Inc. (the "Company") issued a press release containing certain preliminary, unaudited financial results for 2006.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As a result of the Company's previously announced review of the timing of revenue recognition for certain arrangements which include fixed-price services, on February 28, 2007, the Audit Committee of the Company's Board of Directors (the "Audit Committee"), upon the recommendation of the Company's management, concluded that the Company's previously issued financial statements for the years 2005, 2004, 2003, 2002 and 2001 (as well as the reports of the Company's independent registered public accounting firm for those years), including the corresponding interim periods, and the first and second quarters of 2006 should no longer be relied upon. The Company will be filing an amendment to its Annual Report on Form 10-K for 2005 to restate financial statements and other financial information for the years 2005, 2004 and 2003, and financial information for the years 2002 and 2001, and for each of the quarters in the years 2005 and 2004. In addition, the Company will be filing amendments to its Quarterly Reports on Form 10-Q for the first and second quarters of 2006 to restate the financial statements for those periods. The Company and the Audit Committee have discussed these matters with Deloitte & Touche LLP, the Company's independent registered public accounting firm.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 5.04.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

As a result of the matters described in Item 4.02 of this Current Report on Form 8-K, the Company has decided to suspend temporarily participation in its 1994 Long Term Incentive Plan, 1996 Employee Stock Purchase Plan, 1996 Non-Employee Director Stock Option Plan, 2004 Long Term Incentive Plan and 2006 Employee Stock Purchase Plan, effective immediately, because the Form S-8 registration statements covering the shares of common stock issuable under those plans incorporate one or more previously issued financial statements that will be restated. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, the Company is transmitting a notice of blackout to members of its Board of Directors and its executive officers. The Company is also providing notice of this action to its other employees. The notice provided to the members of the Company's Board of Directors and its executive officers is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: March 05, 2007	By:	/s/ Shawn S. Hoyt
Shawn S. Hoyt
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated March 5, 2007, issued by Pegasystems Inc.
EX-99.2	Notice of Blackout Period to Directors and Officers of Pegasystems Inc. dated March 5, 2007